UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CABLEVISION SYSTEMS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

CABLEVISION SYSTEMS CORPORATION	Meeting Information Meeting Type: Annual For holders as of: 3/31/09 Date: 5/21/2009 Time: 10:00 a.m. EDT Location: Cablevision Systems Corporation 1111 Stewart Avenue Bethpage, NY 11714
You are receiving this communication because you hold shares in the company named above.

1111 STEWART AVENUE BETHPAGE, NY 11714

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT             ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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1) BY INTERNET:       www.proxyvote.com

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—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” Proposal 1, 2 AND 3.

1.	Election of the following nominees as Class A Directors:
Nominees:
	(01) Zachary W. Carter	(04) John R. Ryan
	(02) Charles D. Ferris	(05) Vincent Tese
	(03) Thomas V. Reifenheiser	(06) Leonard Tow

2.	Proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2009.

3.	Approval of Cablevision Systems Corporation Amended 2006 Employee Stock Plan.

Directions to Cablevision’s corporate headquarters:

From the West: NYC and North Shore of Nassau County

Northern State Parkway East to Exit 36 South – South Oyster Bay Road. Continue on South Oyster Bay Road, pass Old Country Road and make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

Long Island Expressway East to Exit 43. Make right at light onto South Oyster Bay Road. Continue straight passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

From the East: Toward NYC from Suffolk County

Northern State Parkway West to Exit 36 South – South Oyster Bay Road. Continue straight passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

Long Island Expressway West to Exit 43 – South Oyster Bay Road. Make left at light onto South Oyster Bay Road. Continue straight passing Old Country Road then make left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.